UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                                                                                     March 1, 2012

INTERSIL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1001 Murphy Ranch Road Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(408) 432-8888

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 5, 2012, Intersil Corporation, a Delaware corporation (“Intersil”), filed a Current Report on Form 8-K (the “March 5, 2012 Form 8-K”) in connection with the separation agreement and release of Peter Oaklander.  This Current Report on Form 8-K/A is filed as an amendment to the March 5, 2012 Form 8-K solely to update language included in Item 5.02 of Form 8-K.

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Separation Agreement and Release

As described in the Company’s Form 8-K filed on February 10, 2012, the employment of Peter Oaklander as Senior Vice President and one of our named executive officers in fiscal year 2011, terminated on February 9, 2012. In connection with Mr. Oaklander’s termination of employment with the Company, the Company and Mr. Oaklander entered into a Separation Agreement and General Release on March 1, 2012 (the “Agreement”).  The Agreement provides for (i) continuation of salary through April 2, 2012, (ii) continuation of benefits through April 30, 2012, (iii) a lump sum severance payment equivalent to 59 weeks base salary, less salary paid for the period February 10 through April 2, and less all legally required state and federal withholdings. (iv) after tax payment of the excess of COBRA premiums paid by Mr. Oaklander for the period May 1, 2012 through February 8, 2013 over premiums paid by Mr. Oaklander immediately prior to the termination of his employment, provided continued coverage under COBRA is timely elected and (v) continued vesting of unvested stock options, deferred stock units and restricted stock units through April 2, 2012. The Agreement also includes a release of claims from Mr. Oaklander as well as a perpetual confidentiality covenant and a post-termination covenant prohibiting solicitation of Company employees for a twelve-month period. Mr. Oaklander is entitled to revoke his acceptance of the Agreement up through March 8, 2012, which if revoked, will be of no further force or effect and Mr. Oaklander will not be entitled to the severance benefits described above. The foregoing description of the terms and conditions of the Agreement is only a summary and is qualified in its entirety by the full text of such agreement, a copy of which is filed herewith and incorporated herein by reference.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

Date:	March 5, 2012	By:	/s/ Thomas C. Tokos
		Name:	Thomas C. Tokos
		Title:	Sr. Vice President, General Counsel and Secretary